SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):    15-Aug-02

Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1
(Exact name of registrant as specified in its charter)


          Delaware                      333-44300          13-3354848
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, Park Avenue Plaza
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-1811
Item 5. Other Events

        On August 15, 2002 a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
        the Commission, the Monthly Report dated     15-Aug-02
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                      Date:
                      Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report Dated            15-Aug-02


Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:       August 15, 2002

DISTRIBUTION SUMMARY

Class   Face Value   		Beg		Prin		Rate			Int
A-1     235258000.00      179031242.55   8935387.12     2.25875%       348221.98
A-2     543742000.00      513593275.76   5764209.55     2.21875%       981266.32
A-IO    233000000.00      233000000.00         0.00     6.50000%      1262083.33
M-1      66500000.00       66500000.00         0.00     2.93875%       168284.25
M-2      54625000.00       54625000.00         0.00     3.48875%       164104.50
B        49875000.00       49875000.00         0.00     4.48875%       192782.46
P             100.00            100.00         0.00                    266943.78
X               0.00       14250001.99         0.00     3.78733%      2770665.03
R               0.00              0.00         0.00     0.00000%            0.00
BIO      31500000.00       31500000.00         0.00     6.00000%       157500.00
Total   950000000.00      863624518.31  14699596.67                   6154351.65

Class		Loss	 Int Shortfall	End
A-1           N/A     0.00 		170095855.44
A-2           N/A     0.00 		507829066.20
A-IO          N/A     0.00 		233000000.00
M-1          0.00     0.00  		 66500000.00
M-2          0.00     0.00  		 54625000.00
B          	 0.00     0.00  		 49875000.00
P            0.00             	      100.00
X            0.00     0.00  	 	 14250001.96
R            0.00              	        0.00
BIO          0.00     0.00     	 31500000.00

AMOUNTS PER $1,000 UNIT

Class		Cusip		Prin		Int		Loss 		End
A-1     04541GCD2      37.98122537   1.48017062   0.00000000    723.01836892
A-2     04541GCE0      10.60100112   1.80465427   0.00000000    933.95225347
A-IO    04541GCF7       0.00000000   5.41666665   0.00000000   1000.00000000
M-1     04541GCG5       0.00000000   2.53059023   0.00000000   1000.00000000
M-2     04541GCH3       0.00000000   3.00420137   0.00000000   1000.00000000
B       04541GCJ9       0.00000000   3.86531248   0.00000000   1000.00000000
P       04541GCL4       0.00000000 2669437.8000   0.00000000   1000.00000000
X       04541GCK6       0.00000000   0.00000000   0.00000000      0.00000000
R       04541GCM2       0.00000000   0.00000000   0.00000000      0.00000000
BIO     04541GCN0       0.00000000   5.00000000   0.00000000   1000.00000000

Prin Distrib:
Beg Bal                     	               877,874,620.30
     Sched Prin                                  588,170.37
     Prep                                     14,034,422.60
    Curt                                          77,003.73
     Net Liq Proceeds                                  0.00
     Loan Purchase Prices                              0.00
     Tot Prin Remit                           14,699,596.70
     Pre-Funding Amt Distrib as Prin                   0.00
     Tot Prin Distrib                         14,699,596.70
     Net Real Losses                                   0.00

End Bal                                      863,175,023.64
End Overcoll Amt                              14,250,001.96

Num of Liq Loans                                       0.00

Int Distrib:
Sched Int-Curr Period-Net of Serv Fee          6,230,829.08
Capitalized Int Acct W/D                               0.00
Less Relief Act Int Shortfall                          0.00
                                               6,230,829.08


Serv Fee                                         206,324.67

Advances                                       1,380,997.36

Agg P&I  Advances                              2,287,174.36

Mortg Loans Outstanding          Count                 6280
                                Balance      863,175,023.64



Bal of Subsequent loans                                0.00

Remaining Amt in Pre Funding Acct Distrib              0.00

WAM                                                     344
WAC                                                9.01716%

Delinq Info		   Fairbanks                   Long Beach
         Count          Balance       Count        Balance
30-59  158             20,992,612.14          50    3,649,871.15
60-89   17              2,029,618.30          11      935,202.65
90+	   2                221,579.55           5      663,098.02
Total
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.


Foreclosure
            Count          Balance
Fairbank           140    21,977,886.07
Long Beach          16     1,366,425.17

Bankruptcies
            Count          Balance
Fairbank           34         5,030,679
Long Beach         23         1,764,758

REOs
            Count          Balance
Fairbank             3          280,151
Long Beach           4          228,712

Int Shortfall
 		 						   Relief Act
        Total             Losses 	   PPIS	   Interest Shortfall
A-1      0.00              0.00         0.00         0.00
A-2      0.00              0.00         0.00         0.00
A-IO     0.00              0.00         0.00         0.00
M-1      0.00              0.00         0.00         0.00
M-2      0.00              0.00         0.00         0.00
B        0.00              0.00         0.00         0.00
X        0.00              0.00         0.00         0.00
BIO      0.00              0.00         0.00         0.00

Amt of Prep Prem                                      266,943.78

Real Losses incurred during the related Prep Per            0.00

Bankruptcy Losses                                           0.00

Cum Net Real Losses since Startup Day                  44,369.50

Agg Amt of Prep Int Shortfalls                              0.00

Agg Amt of Relief Act Int Shortfalls                        0.00

Req Overcoll Amt                                   14,250,002.00

Credit Enhancement %		                        21.461465%

Overcoll Inc Amt                                           0.00

Overcoll Red Amt                                           0.00

Pmt from Yield Maint Agreement                             0.00

Amt on Deposit in Pre-Funding acct                         0.00

Net Monthly Excess Cash Flow                       2,770,665.03

Extra Ordinary Trust Fund Expenses                         0.00

Trigger Event Occurrence                                 NO

        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA